UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number: 811-22363

Oppenheimer SteelPath MLP Funds Trust
(Exact name of registrant as specified in charter)

6803 S. Tucson Way
Centennial, Colorado 80112-3924
 (Address of principal executive offices)(zip code)

Arthur S. Gabinet
OFI SteelPath, Inc.
Two World Financial Center
New York, New York 10281-1008
 (Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: August 31, 2015

Item 1.  Statements of Investments.

Oppenheimer SteelPath MLP Select 40 Fund
STATEMENT OF INVESTMENTS – As of 08/31/2015
(Unaudited)

Description	Shares	Value

Master Limited Partnership Shares — 98.6%

Coal — 0.4%
Alliance Holdings GP LP	289,386	$10,362,913

Diversified — 10.5%
Enterprise Products Partners LP	4,413,856	124,073,492
ONEOK Partners LP	1,418,742	45,896,304
Westlake Chemical Partners LP	132,500	2,587,725
Williams Partners LP	3,000,091	119,553,626
Total Diversified		292,111,147

Gathering/Processing — 16.8%
American Midstream Partners LP	46,475	665,057
Crestwood Midstream Partners LP	1,261,111	9,849,277
CSI Compressco LP	796,269	12,206,804
DCP Midstream Partners LP	2,317,749	65,360,522
EnLink Midstream Partners LP	1,969,893	34,729,213
Exterran Partners LP	1,303,680	28,342,003
MarkWest Energy Partners LP	2,062,511	116,263,745
Midcoast Energy Partners LP 1	1,339,510	15,779,428
PennTex Midstream Partners LP	400,000	7,340,000
Summit Midstream Partners LP	1,478,026	32,575,693
Targa Resources Partners LP	1,417,893	42,806,190
Western Gas Equity Partners LP	512,788	27,229,043
Western Gas Partners LP	1,282,838	75,469,359
Total Gathering/Processing		468,616,334

Marine — 4.7%
GasLog Partners LP	1,036,378	19,919,185
Golar LNG Partners LP	1,697,358	33,556,768
Seadrill Partners LLC	2,061,638	24,533,492
Teekay LNG Partners LP	1,651,238	43,906,418
Teekay Offshore Partners LP	447,825	7,926,503
Total Marine		129,842,366

Natural Gas Pipelines — 24.5%
Cone Midstream Partners LP	1,098,000	12,550,140
Energy Transfer Equity LP	5,858,180	164,321,949
Energy Transfer Partners LP	3,452,165	169,639,371
EQT Midstream Partners LP	1,020,139	79,366,814
Rice Midstream Partners LP 1	2,096,589	35,159,798
Spectra Energy Partners LP	1,093,423	55,698,968
Tallgrass Energy GP LP	169,159	4,837,947
Tallgrass Energy Partners LP	1,687,323	79,776,631
TC Pipelines LP	1,516,692	81,871,034
Total Natural Gas Pipelines		683,222,652

Petroleum Transportation — 41.7%
Buckeye Partners LP	1,953,402	137,558,569
Delek Logistics Partners LP	457,743	18,227,326
Enbridge Energy Partners LP	2,681,925	75,844,839
Genesis Energy LP	2,557,413	111,656,652
Global Partners LP	1,164,595	37,604,773
Holly Energy Partners LP 1	3,402,282	117,650,912
Magellan Midstream Partners LP	1,676,339	118,299,243
Martin Midstream Partners LP	861,607	23,082,451
NGL Energy Partners LP	1,335,870	32,194,467
NuStar Energy LP	813,329	42,439,507
NuStar GP Holdings LLC	1,681,187	55,815,408
PBF Logistics LP	741,285	15,381,664

Plains All American Pipeline LP	2,089,544	$75,348,957
Plains GP Holdings LP, Class A	619,700	12,139,923
Sprague Resources LP	99,300	2,411,004
Sunoco Logistics Partners LP	2,845,324	96,257,311
Sunoco LP	2,235,338	88,027,610
Tesoro Logistics LP	1,558,831	82,321,865
TransMontaigne Partners LP	670,254	21,970,926
Total Petroleum Transportation		1,164,233,407

Total Master Limited Partnership Shares (identified cost $2,308,617,327)		2,748,388,819

Common Stocks — 5.0%

Diversified — 3.2%
ONEOK, Inc.	659,164	23,736,496
Williams Cos., Inc.	1,325,770	63,902,114
Total Diversified		87,638,610

Gathering/Processing — 0.8%
Targa Resources Corp.	336,856	22,252,707

Marine — 1.0%
Dorian LPG, Ltd. [2]	242,090	3,190,746
GasLog, Ltd.	1,842,911	25,598,034
Total Marine		28,788,780

Total Common Stocks (identified cost $182,793,473)		138,680,097

Short-Term Investment — 1.1%
Money Market — 1.1%
Fidelity Treasury Portfolio , 0.010% [3]	31,011,653	31,011,653

Total Short-Term Investment (identified cost $31,011,653)		31,011,653

Total Investments — 104.7% (identified cost $2,522,422,453)		2,918,080,569

Liabilities In Excess of Other Assets — (4.7)%		(129,967,622)

Net Assets -— 100.0%		$2,788,112,947

LLC —	Limited Liability Company
LP — Limited Partnership

1.	Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended August 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares			Shares
	November 28, 2014*	Gross Additions	Gross Reductions	August 31, 2015
GasLog Partners LPi	1,036,378	—	—	1,036,378
Holly Energy Partners LP	2,140,553	1,261,729	—	3,402,282
Midcoast Energy Partners LP	1,339,510	—	—	1,339,510
Rice Midstream Partners LP	—	2,096,589	—	2,096,589
Sunoco LPi	2,086,508	148,830	—	2,235,338

			Realized
	Value	Distributions	Gain/(Loss)
GasLog Partners LPi	$19,919,185	$1,350,919	$—
Holly Energy Partners LP	117,650,912	4,817,463	—
Midcoast Energy Partners LP	15,779,428	1,396,439	—
Rice Midstream Partners LP	35,159,798	814,787	—
Sunoco LPi	88,027,610	4,147,686	—

i	An affiliate as of November 28, 2014, Is not an affiliate as of August 31, 2015.
*	November 28, 2014 represents the last business day of the Fund’s quarterly period. See accompanying notes.
2.	Non-income producing.
3.	Variable rate security; the coupon rate represents the rate at August 31, 2015.

Oppenheimer SteelPath MLP Alpha Fund
STATEMENT OF INVESTMENTS – As of 08/31/2015
(Unaudited)

Description	Shares	Value

Master Limited Partnership Shares — 94.9%

Diversified — 12.8%
Enterprise Products Partners LP	12,042,946	$338,527,212
Williams Partners LP	4,810,231	191,687,706
Total Diversified		530,214,918

Gathering/Processing — 8.7%
DCP Midstream Partners LP	1,432,762	40,403,888
MarkWest Energy Partners LP	2,288,557	129,005,958
Targa Resources Partners LP	3,419,515	103,235,158
Western Gas Partners LP	1,446,702	85,109,479
Total Gathering/Processing		357,754,483

Marine — 2.1%
Seadrill Partners LLC [1]	7,448,374	88,635,651

Natural Gas Pipelines — 32.6%
Energy Transfer Equity LP	11,842,225	332,174,411
Energy Transfer Partners LP	6,476,769	318,268,433
EQT Midstream Partners LP	2,051,850	159,633,930
Spectra Energy Partners LP	1,830,595	93,250,509
Tallgrass Energy GP LP 1	3,924,617	112,244,046
Tallgrass Energy Partners LP	2,475,709	117,051,522
TC Pipelines LP 1	3,957,730	213,638,265
Total Natural Gas Pipelines		1,346,261,116

Petroleum Transportation — 38.7%
Buckeye Partners LP	2,766,362	194,807,212
Genesis Energy LP	2,923,663	127,647,126
Magellan Midstream Partners LP	4,882,407	344,551,462
NGL Energy Partners LP	4,472,568	107,788,889
NuStar Energy LP	207,503	10,827,506
NuStar GP Holdings LLC [1]	2,513,298	83,441,494
Plains All American Pipeline LP	4,823,450	173,933,607
Plains GP Holdings LP, Class A	3,278,232	64,220,565
Sunoco Logistics Partners LP	9,616,618	325,330,187
Tesoro Logistics LP	2,381,231	125,752,809
TransMontaigne Partners LP 1	1,282,597	42,043,530
Total Petroleum Transportation		1,600,344,387

Total Master Limited Partnership Shares (identified cost $3,653,711,871)		3,923,210,555

Common Stocks — 5.3%

Diversified — 4.5%
Williams Cos., Inc.	3,848,993	185,521,462

Gathering/Processing — 0.8%
Targa Resources Corp.	508,713	33,605,581

Total Common Stocks (identified cost $258,942,915)		219,127,043

Short-Term Investment — 0.9%

Money Market — 0.9%
Fidelity Treasury Portfolio , 0.010% [2]	36,309,826	36,309,826

Total Short-Term Investment (identified cost $36,309,826)		36,309,826

Total Investments — 101.1% (identified cost $3,948,964,612)	4,178,647,424

Liabilities In Excess of Other Assets — (1.1)%	(45,520,268)

Net Assets -— 100.0%	$4,133,127,156

LLC —	Limited Liability Company

LP — Limited Partnership

1.
Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended August 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer.  Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 28, 2014*	Gross Additions	Gross Reductions	Shares August 31, 2015

NGL Energy Partners LP [i]	4,702,783	—	(230,215)	4,472,568
Nustar GP Holdings LLC	2,524,858	7,400	(18,960)	2,513,298
Seadrill Partners LLC	7,335,129	113,245	—	7,448,374
Shell Midstream Partners LP [i]	4,412,311	—	(4,412,311)	—
Tallgrass Energy GP LP	—	4,283,812	(359,195)	3,924,617
TC Pipelines LP	3,888,829	517,176	(448,275)	3,957,730
TransMontaigne Partners LP	1,386,234	—	(103,637)	1,282,597

			Realized
	Value	Distributions	Gain/(Loss)
NGL Energy Partners LP [i]	$107,788,889	$8,764,588	$(3,283,549)
Nustar GP Holdings LLC	83,441,494	4,129,909	(50,130)
Seadrill Partners LLC	88,635,651	12,680,857	—
Shell Midstream Partners LP [i]	—	418,582	34,984,311
Tallgrass Energy GP LP	112,244,046	305,859	(1,686,910)
TC Pipelines LP	213,638,265	10,472,244	244,492
TransMontaigne Partners LP	42,043,530	2,696,618	53,883

i	An affiliate as of November 28, 2014, Is not an affiliate as of August 31, 2015.
*	November 28, 2014 represents the last business day of the Fund’s quarterly period. See accompanying notes.
2.	Variable rate security; the coupon rate represents the rate at August 31, 2015.

Oppenheimer SteelPath MLP Income Fund
STATEMENT OF INVESTMENTS – As of 08/31/2015
(Unaudited)

Description	Shares	Value

Master Limited Partnership Shares — 95.8%

Diversified — 10.3%
ONEOK Partners LP	3,466,246	$112,133,058
Williams Partners LP	6,793,524	270,721,932
Total Diversified		382,854,990

Gathering/Processing — 19.9%
American Midstream Partners LP 1	2,069,330	29,612,112
Crestwood Midstream Partners LP 1	12,212,557	95,380,070
CSI Compressco LP 1	1,708,611	26,193,007
DCP Midstream Partners LP	2,999,859	84,596,024
EnLink Midstream Partners LP	5,747,331	101,325,445
Exterran Partners LP 1	5,163,704	112,258,925
Midcoast Energy Partners LP 1	3,100,729	36,526,588
Southcross Energy Partners LP 1	1,891,546	14,186,595
Summit Midstream Partners LP	2,004,405	44,177,086
Targa Resources Partners LP	4,256,953	128,517,411
USA Compression Partners LP 1	3,429,769	68,595,380
Total Gathering/Processing		741,368,643

Marine — 8.1%
GasLog Partners LP	499,041	9,591,568
Golar LNG Partners LP	1,845,841	36,492,276
Hoegh LNG Partners LP	508,252	9,570,385
KNOT Offshore Partners LP 1	1,053,652	19,281,832
Seadrill Partners LLC	3,038,663	36,160,090
Teekay LNG Partners LP 1	5,912,154	157,204,175
Teekay Offshore Partners LP	1,911,030	33,825,231
Total Marine		302,125,557

Natural Gas Pipelines — 16.1%
CrossAmerica Partners LP 1	1,545,416	35,699,110
Energy Transfer Equity LP	2,863,664	80,325,775
Energy Transfer Partners LP	6,537,268	321,241,335
TC Pipelines LP	3,016,821	162,847,998
Total Natural Gas Pipelines		600,114,218

Petroleum Transportation — 33.4%
Arc Logistics Partners LP 1	1,846,477	29,451,308
Buckeye Partners LP	2,567,808	180,825,039
Enbridge Energy Partners LP	10,525,998	297,675,223
Global Partners LP 1	1,955,665	63,148,423
Holly Energy Partners LP	2,822,214	97,592,160
Martin Midstream Partners LP 1	3,523,563	94,396,253
NGL Energy Partners LP	3,177,844	76,586,040
NuStar Energy LP 1	6,108,932	318,764,072
Sprague Resources LP 1	1,530,958	37,171,660
Sunoco LP	616,123	24,262,924
TransMontaigne Partners LP	560,614	18,376,927
USD Partners LP 1	700,975	7,857,930
Total Petroleum Transportation		1,246,107,959

Propane — 8.0%
Amerigas Partners LP	2,356,621	105,670,886
Ferrellgas Partners LP	4,406,110	98,740,925
Suburban Propane Partners LP	2,512,889	93,982,048
Total Propane		298,393,859

Total Master Limited Partnership Shares (identified cost $3,819,558,305)		3,570,965,226

Common Stock — 1.4%

Petroleum Transportation — 1.4%
Enbridge Energy Management LLC [2]	1,897,537	$53,415,665

Total Common Stock (identified cost $48,128,865)		53,415,665

Preferred Stock — 0.4%

Marine — 0.4%
Teekay Offshore Partners, 7.25%	766,550	13,560,270

Total Preferred Stock (identified cost $19,163,750)		13,560,270

Total Investments — 97.6% (identified cost $3,886,850,920)		3,637,941,161

Other Assets In Excess of Liabilities — 2.4%		89,764,842

Net Assets -— 100.0%		$3,727,706,003

LLC —	Limited Liability Company

LP — Limited Partnership

1.
Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended August 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 28, 2014*	Gross Additions	Gross Reductions	Shares August 31, 2015
American Midstream Partners LP	1,170,862	898,468	—	2,069,330
Arc Logistic Partners LP	1,605,368	241,109	—	1,846,477
Crestwood Midstream Partners LP	12,195,607	16,950	—	12,212,557
CrossAmerica Partners LP	1,545,416	—	—	1,545,416
CSI Compressco LP3	1,668,990	39,621	—	1,708,611
Exterran Partners LP	5,163,704	—	—	5,163,704
Global Partners LP	1,855,665	100,000	—	1,955,665
KNOT Offshore Partners LP	1,005,136	48,516	—	1,053,652
Martin Midstream Partners LP	3,523,563	—	—	3,523,563
Midcoast Energy Partners LP	3,100,729	—	—	3,100,729
Nustar Energy LP	6,066,052	142,880	100,000	6,108,932
Southcross Energy Partners LP	2,414,581	—	523,035	1,891,546
Sprague Resources LP	1,530,958	—	—	1,530,958
TC Pipelines LPi	3,821,552	—	804,731	3,016,821
Teekay LNG Partners LP	5,135,083	777,071	—	5,912,154
USA Compression Partners LP	3,429,769	—	—	3,429,769
USD Partners LP	603,060	97,915	—	700,975

			Realized
	Value	Distributions	Gain/(Loss)
American Midstream Partners LP	$29,612,112	$2,933,275	$—
Arc Logistic Partners LP	29,451,308	1,998,683	—
Crestwood Midstream Partners LP	95,380,070	15,021,445	—
CrossAmerica Partners LP	35,699 ,110	1,684,503	—
CSI Compressco LP	26,193,007	2,489,916	—

Exterran Partners LP	112,258,925	8,713,751	—
Global Partners LP	63,148,423	3,984,667	—
KNOT Offshore Partners LP	19,281,832	1,591,015	—
Martin Midstream Partners LP	94,396,253	8,588,685	—
Midcoast Energy Partners LP	36,526,588	3,232,510	—
Nustar Energy LP	318,764,072	20,286,842	568,837
Southcross Energy Partners LP	14,186,595	2,777,497	(1,494,583)
Sprague Resources LP	37,171,660	2,170,133	—
TC Pipelines LPi	162,847,998	8,516,816	12,711,407
Teekay LNG Partners LP	157,204,175	12,201,323	—
USA Compression Partners LP	68,595,380	5,316,142	—
USD Partners LP	7,857,930	557,082	—

i.	An affiliate as of November 28, 2014. Is not an affiliate as of August 31, 2015.
*	November 28, 2014 represents the last business day of the Fund’s reporting periods. See accompanying notes
2.	Non-income producing.
3.	Formerly Compressco Partners LP.

Oppenheimer SteelPath MLP Alpha Plus Fund
STATEMENT OF INVESTMENTS – As of 08/31/2015
(Unaudited)

Description	Shares	Value

Master Limited Partnership Shares — 118.6%

Diversified — 16.0%
Enterprise Products Partners LP 1	1,000,839	$28,133,584
Williams Partners LP 1	405,341	16,152,839
Total Diversified		44,286,423

Gathering/Processing — 11.1%
DCP Midstream Partners LP 1	119,572	3,371,930
MarkWest Energy Partners LP 1	202,054	11,389,784
Targa Resources Partners LP 1	284,574	8,591,289
Western Gas Partners LP 1	123,759	7,280,742
Total Gathering/Processing		30,633,745

Marine — 2.7%
Seadrill Partners LLC [1]	621,793	7,399,337

Natural Gas Pipelines — 40.4%
Energy Transfer Equity LP 1	981,506	27,531,243
Energy Transfer Partners LP 1	534,969	26,288,377
EQT Midstream Partners LP 1	167,286	13,014,851
Spectra Energy Partners LP 1	152,398	7,763,154
Tallgrass Energy GP LP 1	325,622	9,312,789
Tallgrass Energy Partners LP 1	206,780	9,776,558
TC Pipelines LP 1	328,114	17,711,594
Total Natural Gas Pipelines		111,398,566

Petroleum Transportation — 48.4%
Buckeye Partners LP 1	229,543	16,164,418
Genesis Energy LP 1	244,585	10,678,581
Magellan Midstream Partners LP 1	408,165	28,804,204
NGL Energy Partners LP 1	369,901	8,914,614
NuStar Energy LP 1	17,242	899,688
NuStar GP Holdings LLC [1]	209,651	6,960,413
Plains All American Pipeline LP 1	402,820	14,525,689
Plains GP Holdings LP, Class A 1	280,481	5,494,623
Sunoco Logistics Partners LP 1	797,407	26,976,279
Tesoro Logistics LP 1	198,798	10,498,523
TransMontaigne Partners LP 1	106,753	3,499,363
Total Petroleum Transportation		133,416,395

Total Master Limited Partnership Shares (identified cost $335,806,159)		327,134,466

Common Stocks — 6.6%

Diversified — 5.6%
Williams Cos., Inc. [1]	318,798	15,366,063

Gathering/Processing — 1.0%
Targa Resources Corp. [1]	42,310	2,794,999

Total Common Stocks (identified cost $21,320,778)		18,161,062

Total Investments — 125.2% (identified cost $357,126,937)	345,295,528

Liabilities In Excess of Other Assets — (25.2)%	(69,394,399)

Net Assets -— 100.0%	$275,901,129

LLC —	Limited Liability Company

LP — Limited Partnership

1.
As of August 31, 2015, all or a portion of the security has been pledged as collateral for a Fund loan.  The market value of the securities in the pledged account totaled $154,187,395 as of August 31, 2015.  The loan agreement requires continuous collateral whether the loan has a balance or not. See accompanying notes.

Oppenheimer SteelPath MLP Funds Trust
STATEMENTS OF INVESTMENTS August 31, 2015 (Unaudited)

Notes to Statements of Investments

Reporting Period End Date. The last day of the Fund's reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs
Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Oppenheimer SteelPath MLP Select 40 Fund*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares	$2,748,388,819	$-	$-	$2,748,388,819
Common Stocks	138,680,097	-	-	138,680,097
Short-Term Investment	31,011,653	-	-	31,011,653
Total	$2,918,080,569	$-	$-	$2,918,080,569

Oppenheimer SteelPath MLP Alpha Fund*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares	$3,923,210,555	$-	$-	$3,923,210,555
Common Stocks	219,127,043	-	-	219,127,043
Short-Term Investment	36,309,826	-	-	36,309,826
Total	$4,178,647,424	$-	$-	$4,178,647,424

Oppenheimer SteelPath MLP Income Fund*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares	$3,570,965,226	$-	$-	$3,570,965,226
Common Stock	53,415,665	-	-	53,415,665
Preferred Stock	13,560,270	-	-	13,560,270
Total	$3,637,941,161	$-	$-	$3,637,941,161

Oppenheimer SteelPath MLP Alpha Plus Fund*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares	$327,134,466	$-	$-	$327,134,466
Common Stocks	18,161,062	-	-	18,161,062
Total	$345,295,528	$-	$-	$345,295,528

The Funds did not hold any Level 3 securities during the period ended August 31, 2015.

*	For a detailed break-out of securities by major industry classification, please refer to the Statements of Investments.

There have been no significant changes to the fair valuation methodologies of the Funds during the period.

There have been no transfers between pricing levels for any of the Funds.

    Return of Capital Estimates - Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and returns of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the period ended August 31, 2015, the Funds estimated that 100% of the MLP distributions received would be treated as return of capital.

    Federal Tax Information – At August 31, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Oppenheimer	Oppenheimer
	SteelPath MLP	SteelPath MLP
	Select 40 Fund	Alpha Fund
Federal tax cost of securities	$2,185,630,954	$3,555,570,157
Gross unrealized appreciation	$984,534,939	$1,047,979,647
Gross unrealized depreciation	(252,085,324)	(424,902,380)
Net Unrealized Appreciation/(Depreciation) on Investments	$732,449,615	$623,077,267

	Oppenheimer	Oppenheimer
	SteelPath MLP	SteelPath MLP
	Income Fund	Alpha Plus Fund
Federal tax cost of securities	$3,427,424,316	$326,897,743
Gross unrealized appreciation	$724,068,224	$58,716,590
Gross unrealized depreciation	(513,551,379)	(40,318,805)
Net Unrealized Appreciation/(Depreciation) on Investments	$210,516,845	$18,397,785

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Item 2.  Controls and Procedures.

a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3 (c)) as of 8/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s third fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SteelPath MLP Funds Trust

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date	10/12/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date	10/12/15

/s/ Brian W. Wixted
By: Brian W. Wixted
Principal Financial Officer
Date	10/12/15